                                                                EXHIBIT h(34)(b)

                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT


     The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware Corporation, American General Life Insurance Company, a Texas Life Insurance Company and American General Securities Incorporated, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:



                                   SCHEDULE A



          FUNDS AVAILABLE UNDER                        SEPARATE ACCOUNTS                        POLICIES/CONTRACTS FUNDED BY THE
              THE POLICIES                             UTILIZING SOME OR                                SEPARATE ACCOUNTS
                                                       ALL OF THE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Equity Fund         American General Life Insurance            o    Platinum Investor I Flexible Premium Life
AIM V.I. Value Fund                        Company Separate Account VL-R                   Insurance Policy
                                           Established: May 1, 1997                         - Policy Form No. 97600

                                                                                      o    Platinum Investor II Flexible Premium
                                                                                           Life Insurance Policy
                                                                                            - Policy Form No. 97610

AIM V.I. Value Fund                                                                   o    Legacy Plus Flexible Premium Life
                                                                                           Insurance Policy
                                                                                            - Policy Form No. 98615

AIM V.I. International Equity Fund         American General Life Insurance            o    Platinum Investor Variable Annuity
AIM V.I. Value Fund                        Company Separate Account D                       - Policy Form No. 98020
                                           Established: November 19, 1973
------------------------------------------------------------------------------------------------------------------------------------


     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date: 1-1-99




                                         AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN              By:    /s/ ROBERT H. GRAHAM
       ------------------------------       ------------------------------------
Name:   Nancy L. Martin                  Name:  Robert H. Graham
Title:  Assistant Secretary              Title: President


(SEAL)

                                              A I M DISTRIBUTORS, INC.



Attest:  /s/ NANCY L. MARTIN                  By:    /s/ MICHAEL J. CEMO
         --------------------------------            --------------------------
Name:    Nancy L. Martin                      Name:  Michael J. Cemo
Title:   Assistant Secretary                  Title: President


(SEAL)


                                              AMERICAN GENERAL LIFE INSURANCE
                                              COMPANY



Attest:  /s/ PAULETTA P. COHN                 By:    /s/ LARRY M. ROBINSON
         --------------------------------            --------------------------
Name:                                         Name:
         --------------------------------            --------------------------
         Pauletta P. Cohn                            Larry M. Robinson
Title:                                        Title:
         --------------------------------            --------------------------
         Secretary                                   Vice President
(SEAL)



                                              AMERICAN GENERAL SECURITIES
                                              INCORPORATED



Attest:  /s/ PAULETTA P. COHN                 By:    /s/ F. PAUL KOVACH, JR.
         --------------------------------            --------------------------
Name:                                         Name:
         --------------------------------            --------------------------
         Pauletta P. Cohn                            F. Paul Kovach, Jr.
Title:                                        Title:
         --------------------------------            --------------------------
         Secretary                                   President

(SEAL)